UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairperson

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Senior Vice President & Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2013

LETTER TO

SHAREHOLDERS

June 18, 2013

Dear Fellow Shareholder:

The Current Municipal Market Environment and Your Fund:

The municipal bond market continued to grind higher during the first three months of 2013 as it has consistently done for the past nine consecutive quarters. At times, however, it has felt as if the market was running low on gas or the climb had suddenly become steeper. The total return for the municipal bond market, as measured by the Barclays Municipal Bond Index (the “Index”) was just 0.29% for the quarter. This represented the municipal bond market’s lowest quarterly return since the end of 2010, which you may recall was the quarter when bank analyst Meredith Whitney’s dire predictions roiled the market. While the quarterly total return of the Index was slightly positive, it was the second consecutive quarter that the price component of total return was negative as interest rates increased throughout the quarter.

Since the end of November 2012 (when municipal interest rates reached their lowest level during the year) through the end of April 2013, municipal interest rates have increased by 20-45 basis points on bonds with maturities of 10 to 30 years. This increase is much larger than the meager six to seven basis point increase in yields over the same period for U.S. Treasury bonds with similar maturities. Fear of higher interest rates and an increase in new issuance has contributed to the weakness in the municipal bond market.

Credit: Despite a generally improving economic picture for many municipalities, credit concerns remain in the news. Two examples of credit headlines impacting the market are the City of Detroit, where an emergency financial manager was recently appointed to develop a restructuring plan in hopes of avoiding bankruptcy, and Puerto Rico, which was recently downgraded to just one notch above junk by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Financial Services LLC (“S&P”). While these and other credit problems have been well documented by news outlets, the overall municipal market has nonetheless seen signs of credit improvement as economic data being reported across the country have generally been favorable. In fact, the market’s largest issuer, the State of California, has experienced significant improvement in its fiscal condition, resulting in an upgrade by S&P of the state’s general obligation rating from “A-” to “A” during the first quarter of 2013. While rating downgrades have exceeded upgrades since 2008,1 the market has been able to withstand these downgrades in large part because most of the downgrades had been widely anticipated.

New Issue Volume: The supply of new municipal bond issues has steadily increased through the first four months of the year as municipalities continue to benefit from the historically low interest rate environment by refinancing older, higher cost debt. In addition, there has been a steady demand for lower-rated credits by investors trying to capture higher yields. This very strong demand for the market’s lower-rated issues is causing yields to compress closer to higher-rated issues, making for an attractive environment for these issuers. We believe the fear of higher interest rates will continue to entice municipalities to issue debt and refinance higher cost obligations, which in turn will continue to drive higher levels of issuance.

Demand: Following an 18-month period of strong mutual fund inflows, the market experienced mutual fund outflows towards the end of the first quarter.2 Although these outflows did not occur last year, it is not uncommon for the market to

[1]	Source: Moody’s.
[2]	Source: Investment Company Institute.

experience outflows during “tax season.” Seasonality does exist in the municipal market when periods of low demand are met with growing levels of supply. It has generally been thought that the seasonal outflows that the market often experiences in March and April are primarily the result of demand changes related to tax filing deadlines. However, recent research suggests that while this may be a contributing factor, the end of the first quarter and beginning of the second quarter also represents a period of reduced coupon payments and maturities.3 Additionally, this period is generally when supply begins to grow, following what is historically a relatively slow issuance environment in January and February. As a result, seasonality during this time appears to be more a result of the mismatch between supply and demand, rather than just investor-initiated selling of municipal bonds to meet tax liabilities.

Municipal bond investments have performed very well during the 10-year period ended April 30, 2013, as the market produced an average compound annual total return of 5.05% as measured by the Index. Interestingly, this average annual return is almost exactly the same as the Barclays U.S. Aggregate Index’s taxable return of 5.04% for the same period. Accordingly, after taking into consideration the tax benefits of municipal bonds, investors in tax-exempt securities have enjoyed even greater taxable equivalent returns over this period.

With municipal bond yields hovering at historically low levels, we consider it unlikely that the market will continue to produce returns similar to the past few years. With the Index yield-to-worst of just 2.06% as of April 30, 2013, the municipal bond market would need to see interest rates decline substantially to produce returns similar to the 6.78% return of 2012. While certainly possible, we would currently assign a very low probability to this occurring. As a result, we believe that during the remainder of 2013, the bonds held by DTF Tax-Free Income Inc. (the “DTF Fund”) will most likely see minimal principal appreciation.

In managing the DTF Fund, we continue to emphasize an investment strategy of owning higher quality revenue bonds in the market’s traditionally safer sectors, given the ongoing fiscal challenges facing many municipalities across the country and the current trend for risk spreads of lower-quality issues to trade at much tighter levels. The DTF Fund is well diversified across multiple sectors with transportation, water & sewer, and education bonds representing our largest exposures. We continue to be attracted to revenue-backed bonds because they generally provide a sound legal protective framework for investors with predictable revenue streams. The theme of high quality is evident in the fact that just under 60% of the portfolio’s holdings are rated “AA” or higher. Additionally, the DTF Fund is well diversified geographically, with exposure to 29 states along with Puerto Rico and Washington D.C. We continue to be fully invested along the entire yield curve in order to insulate the portfolio from potential changes in interest rates or the shape of the yield curve that could occur from future Federal Reserve actions or changing investor sentiment.

Outlook: As we move into the second half of 2013, some of the dominant themes that have propelled the market higher since the end of 2010 are beginning to moderate. While we currently expect the steady improvement in credit fundamentals that municipalities have enjoyed since the end of the “Great Recession” to continue, new issuance is slowly increasing while mutual fund inflows are slowing. Not surprisingly, inflows into open-end mutual funds have slowed over the past several weeks as interest rates have moved higher. After near record inflows of almost $50 billion into open-end mutual funds last year,4 the drumbeat of financial publications and business talk show hosts discussing the risks of higher interest rates is beginning to impact the level of new investment by individual investors. Should this important investor class continue to reduce new investment or begin to withdraw assets from funds investing in the municipal bond market, it would be difficult for the market to sustain its positive performance. Additionally, new issuance has slowly increased as issuers take advantage of the market’s still historically low interest rates to refinance older, higher cost issues, and even to fund new projects that have been on hold for several years. The reversal in this supply/demand dynamic may exert upward pressure on municipal bond interest rates.

Although there is the potential for higher interest rates as the economy improves or the Federal Reserve re-evaluates its low interest rate quantitative easing policies, changes in municipal yields generally occur at a fraction of the pace of changes in yields of U.S. Treasuries and other fixed income asset classes. In addition, municipal bonds are currently yielding about the same as similar maturity U.S. Treasury bonds, while offering a predictable stream of tax-exempt income and a relatively high level of principal protection. Therefore, we believe that tax-exempt municipal bonds will continue to be an important asset class for investors with a goal of wealth protection and tax-exempt income. The DTF Fund’s conservative investment style should also help navigate through these challenging times.

[3]	Source: Barclays Municipal Credit Research.
[4]	Source: Investment Company Institute.

Update Relating to the DTF Fund’s Use of Leverage and Remarketed Preferred Stock:

In 1992, a few months after commencing operations, the DTF Fund issued Remarketed Preferred Stock (“RP”) to provide for structural leverage. The Board of Directors at that time believed that, although the use of leverage entailed certain risks—for example, greater volatility in the DTF Fund’s net asset value (“NAV”)—the use of leverage was generally expected to enable the DTF Fund to pay its common shareholders a higher distribution rate than comparable funds that did not use leverage. The DTF Fund’s management and the current Board of Directors still believe that to be true. The Board of Directors further believes that the higher distribution rate achieved through use of leverage helps to reduce any discount to NAV in the trading of the DTF Fund’s common shares; and that for both of those reasons the DTF Fund’s use of leverage continues to be beneficial to the common shareholders.

However, as we have noted in past shareholder reports, the auction and remarketed preferred stock issued by many closed-end funds, including the DTF Fund, has suffered from a lack of liquidity since February 2008. Since that time, more RP shares have been submitted for sale than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. The result has been that these remarketings have “failed,” and that RP shareholders who have wanted to sell their shares in a remarketing have been unable to do so. This lack of remarketing liquidity did not lower the credit quality of the RP shares, and RP shareholders have continued to receive distributions at the “maximum rate” applicable to failed remarketings, as calculated in accordance with the original terms of the RP. In the recent market, however, with short term rates at multigenerational lows, those “maximum rates” have been low relative to historic rates.

Although purchasers of RP were advised of the risk that remarketings could fail (including for an extended period of time), the DTF Fund’s management and Board of Directors believe that it was never intended that the RP would become a permanently illiquid security, and therefore that it is in the best interests of the DTF Fund to seek a replacement for the RP that would preserve the potential benefits to common shareholders, while providing the RP shareholders the liquidity that they desire. Accordingly, in 2008, the Board of Directors charged management with investigating potential alternative forms of leverage. But because the use of debt-leverage is not feasible for tax-exempt funds, suitable alternatives have been hard to find.

Recently, however, management has identified an opportunity for the DTF Fund to issue Variable Rate MuniFund Term Preferred (“VMTP”) shares at what management believes to be attractive terms, and to use the proceeds to redeem all of the outstanding RP. Based on the terms currently being offered on the VMTP shares (such as a five-year term that provides a greater certainty as to the availability of leverage for the DTF Fund compared to shorter-term alternatives and a variable cost that, at current index rates, will continue to allow the DTF Fund to pay its common shareholders a higher distribution rate than comparable unleveraged funds), combined with the resulting ability to grant the RP holders their long desired liquidity, management believes that the issuance of VMTP shares and the redemption of the RP would be in the best interests of the DTF Fund. The Board of Directors independently considered management’s recommendation and, at its May 9, 2013 meeting, approved the issuance of the VMTP shares and the use of the proceeds to redeem all of the outstanding RP, having concluded that such actions are in the best interest of the DTF Fund and will strike an appropriate balance between the interests of the common shareholders and the RP shareholders.

However, all of the DTF Fund’s shareholders (both common and RP) should be aware that the issuance of VMTP shares remains subject to the successful conclusion of negotiations with a potential purchaser and, if and when a sale of VMTP shares is consummated, the provision of required notices to the RP holders. Thus, the DTF Fund is unable to provide certainty that the issuance and redemption will come to fruition. Management, under the oversight of the Board of Directors, will continue to work to finalize these negotiations and will keep our shareholders informed of the progress.

Fund Performance:

The following table compares the DTF Fund’s total return, on an NAV and share price basis, to its Lipper peer group and the Barclays Municipal Bond Index for one-, three-, five- and ten-year periods:

Total Return¹ For the period indicated through April 30, 2013
	One Year	Three Years (annualized)	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income Inc.
Market Price²	3.1%	9.3%	9.4%	6.5%
Net Asset Value²	7.3%	8.2%	7.5%	5.4%
Lipper Peer Group Average Return (NAV)³	10.6%	10.9%	8.9%	6.7%
Lipper Peer Group Average Return (Market Price)³	7.9%	10.3%	9.4%	7.1%
Barclays Municipal Bond Index[4]	5.2%	6.2%	6.1%	5.1%

1. Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2. Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values. Source: Administrator of the DTF Fund.

3. General Municipal Debt Funds (Leveraged) peer group average return. The peer group consists of closed-end funds that invest primarily in municipal debt issues rated in the top four credit ratings. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements. Source: Lipper Inc.

4. The index is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Barclays.

The DTF Fund has increased its monthly common dividend five times, or by 40%, since February of 2009, despite the many challenges facing the municipal bond market. The low cost of leverage over this time period has been one principal reason the DTF Fund has been able to increase its dividends. During this period, common shareholders have benefited from a very steep municipal yield curve that has allowed the DTF Fund to pay a very low dividend rate on its preferred stock while re-investing the proceeds into much higher yielding bonds. However, the cost of leverage is expected to increase in the future. In addition to the potential for a general rise in interest rates, the dividend rate on the proposed new VMTP shares (which would be set weekly at a fixed spread to the Securities Industry Financial Markets Association (SIFMA) Municipal Swap Index) is anticipated to be higher than the current dividend rate on the RP. As leverage costs move higher, future dividend increases will be more difficult to implement and the dividend rate could even decrease.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

April 30, 2013

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
	LONG-TERM INVESTMENTS—141.1%
	Arizona—3.1%
$2,000	Arizona St. Trans. Brd. Hwy. Rev.,
	5.00%, 7/1/30, Ser. B	$2,284,800
2,000	Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev.,
	5.00%, 1/1/38, Ser. A	2,258,540

		4,543,340

	California—17.7%
2,000	Bay Area Toll Auth. Rev.,
	5.125%, 4/1/39, Ser. F-1	2,301,720
500	California St. Gen. Oblig.,
	5.50%, 3/1/26	587,435
1,000	California St. Gen. Oblig.,
	6.00%, 4/1/38	1,199,970
500	California St. Gen. Oblig.,
	5.50%, 3/1/40	585,820
2,000	California Statewide Communities Dev. Auth. Rev.,
	5.75%, 7/1/47, FGIC	2,311,220
1,060	Fresno Swr. Rev.,
	6.25%, 9/1/14, Ser. A-1, AMBAC	1,105,813
3,000	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	2,849,880
500	Imperial Irrigation Dist. Elec. Sys. Rev.,
	5.00%, 11/1/36, Ser. B	561,735
2,500	Riverside Cnty. Sngl. Fam. Rev.,
	7.80%, 5/1/21, Ser. A
	Escrowed to maturity (b)	3,632,450
500	Sacramento Area Flood Control Agency Consol. Capital Assessment Dist. Bonds,
	5.00%, 10/1/37	568,880
7,840	San Bernardino Cnty. Res. Mtge. Rev.,
	9.60%, 9/1/15, Escrowed to maturity (b)	9,503,962
1,040	Saratoga Unified Sch. Dist. Gen. Oblig.,
	Zero Coupon, 9/1/20, Ser. A, FGIC / NRE	898,279

		26,107,164

	Colorado—0.8%
1,000	Eagle River Wtr. & Sanitation Dist. Enterprise Wastewater Rev.,
	5.00%, 12/1/42	1,144,900

	Connecticut—3.2%
$1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/25, Ser. C, RAD	$1,018,240
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/32, Ser. A	783,510
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/41, Ser. A	1,085,740
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev. Yale-New Haven Hospital,
	5.00%, 7/1/48, Ser. N	606,859
1,000	South Central Connecticut Reg. Wtr. Auth. Rev.,
	5.00%, 8/1/41, Ser. 26	1,143,630

		4,637,979

	District of Columbia—1.6%
1,000	District of Columbia Inc. Tax Rev.,
	5.00%, 12/1/31, Ser. A	1,173,570
1,000	Metropolitan Washington D.C. Airport Auth. Rev.,
	5.00%, 10/1/18, Ser. A, AGM / AMBAC	1,164,020

		2,337,590

	Florida—12.7%
1,500	Broward Cnty. Port Fac. Rev.,
	6.00%, 9/1/23, Ser. A	1,799,970
1,000	Escambia Cnty. Hlth. Fac. Auth. Rev.,
	6.00%, 8/15/36	1,143,690
2,000	Florida St. Bd. of Ed. Cap. Outlay,
	5.00%, 6/1/41, Ser. F	2,289,900
2,000	Florida St. Bd. of Ed. Gen. Oblig.,
	5.00%, 6/1/21, Ser. A Prerefunded 6/1/13 @ $101 (b)	2,028,200
70	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G, Prerefunded 11/15/16 @ $100 (b)	81,003
1,930	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G	2,132,862
2,000	JEA Wtr. & Swr. Rev.,
	4.25%, 10/1/41, Ser. A	2,112,560
250	Miami-Dade Cnty. Aviation Rev.,
	5.00%, 10/1/32, Ser. A	277,110

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2013

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Orlando and Orange Cnty. Expwy. Auth. Rev.,
	5.00%, 7/1/35, Ser. B, Prerefunded 7/1/13 @ $100 (b), BHAC / AMBAC	$2,013,640
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev.,
	5.00%, 7/1/35, Ser. A	2,271,240
2,000	Seminole Cnty. Sales Tax Rev.,
	5.25%, 10/1/31, Ser. B, NRE	2,573,740

		18,723,915

	Georgia—8.7%
2,385	Atlanta Wtr. & Wastewater Rev.,
	5.00%, 11/1/29, Ser. A, FGIC / NRE	2,393,514
715	Atlanta Wtr. & Wastewater Rev.,
	5.00%, 11/1/38, Ser. A, FGIC / NRE	717,224
2,000	Fulton Cnty. Sch. Dist. Gen. Oblig.,
	5.375%, 1/1/16	2,252,500
4,375	Georgia Mun. Elec. Auth. Pwr. Rev.,
	6.50%, 1/1/20, Ser. X, AMBAC	5,126,669
2,000	Metro. Atlanta Rapid Tran. Auth. Rev.,
	5.00%, 7/1/39, Ser. 3	2,304,740

		12,794,647

	Illinois—9.2%
1,000	Chicago Bd. of Ed. Gen. Oblig.,
	5.50%, 12/1/30, Ser. A, AMBAC	1,274,690
500	Chicago Multi-Family Hsg. Rev.,
	4.90%, 3/20/44, FHA	519,115
1,000	Chicago Park Dist. Gen. Oblig.,
	5.00%, 1/1/27, Ser. A, AMBAC	1,045,840
500	Chicago Wastewater Transmission Rev.,
	4.00%, 1/1/42, 2nd Lien	508,415
2,000	Chicago Wastewater Transmission Rev.,
	5.00%, 1/1/42, 2nd Lien	2,235,260
1,000	Illinois Fin. Auth. Ed. Rev.,
	5.375%, 9/1/32, Ser. C, Prerefunded 9/1/17 @ $100 (b)	1,201,050
1,000	Illinois Fin. Auth. Rev.,
	6.00%, 8/15/38, Ser. A	1,134,380
200	Illinois Fin. Auth. Rev. Northwestern Memorial HealthCare,
	5.00%, 8/15/37	228,556
2,000	Illinois St. Gen. Oblig.,
	5.50%, 1/1/29	2,457,360
1,500	Illinois St. Toll Hwy. Auth. Rev.,
	5.50%, 1/1/33, Ser. B	1,700,640
$1,000	Railsplitter Tobacco Settlement Auth. Rev.,
	6.00%, 6/1/28	$1,221,190

		13,526,496

	Indiana—3.0%
820	Indiana Fin. Auth. Hospital Rev.,
	5.875%, 5/1/29, Ser. A, Prerefunded 5/1/14 @ $100 (b)	864,829
180	Indiana Fin. Auth. Hospital Rev.,
	5.875%, 5/1/29, Ser. A	185,020
1,000	Indiana St. Fin. Auth. Rev. Revolving Fund,
	5.00%, 2/1/31, Ser. B	1,172,090
2,000	Indianapolis Local Pub. Impvt. Bond Bank Rev.,
	5.00%, 2/1/38, Ser. A	2,282,880

		4,504,819

	Louisiana—4.1%
1,000	Louisiana St. Gasoline & Fuels Tax Rev.,
	5.00%, 5/1/41, Ser. A, FGIC / NRE	1,097,240
1,250	Louisiana Stadium & Exposition Dist.,
	5.00%, 7/1/30, Ser. A	1,434,588
500	Louisiana Stadium & Exposition Dist.,
	5.00%, 7/1/36, Ser. A	561,410
500	Board of Commissioners of The Port of New Orleans Port Fac. Ref. Rev.,
	5.00%, 4/1/33, Ser. B	544,870
1,100	Regional Tran. Auth. Louisiana Sales Tax Rev.,
	5.00%, 12/1/30, AGM	1,255,463
1,000	Terrebonne Parish Waterworks Consol. Dist. No. 1,
	5.00%, 11/1/37, Ser. A	1,114,380

		6,007,951

	Maine—0.8%
610	City of Portland, General Arpt. Rev.,
	5.00%, 7/1/31	682,157
500	City of Portland, General Arpt. Rev.,
	5.00%, 7/1/32	556,890

		1,239,047

	Maryland—1.5%
2,000	Maryland St. Trans. Auth. Rev.,
	5.00%, 7/1/37, AGM	2,268,000

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2013

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
	Massachusetts—6.3%
$3,000	Massachusetts Bay Trans. Auth. Rev.,
	5.50%, 7/1/29, Ser. B, NRE	$4,000,980
2,000	Massachusetts St. College Bldg. Auth. Rev.,
	5.00%, 5/1/40, Ser. B	2,369,040
1,500	Massachusetts St. Dev. Fin. Agcy. Solid Waste Disp. Rev.,
	5.00%, 2/1/36	1,573,245
1,000	Massachusetts St. Gen. Oblig.,
	5.50%, 8/1/30, Ser. A, AMBAC	1,350,940

		9,294,205

	Michigan—1.7%
500	Detroit Gen. Oblig.,
	5.25%, 11/1/35	551,745
2,000	Detroit Wtr. Supply Sys. Rev.,
	5.00%, 7/1/30, Ser. A, FGIC / NRE	2,002,940

		2,554,685

	Nebraska—3.7%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev.,
	5.00%, 1/1/34, Ser. A	573,355
2,000	Omaha Gen. Oblig.,
	5.25%, 4/1/27	2,685,180
2,010	Omaha Pub. Pwr. Dist. Elec. Rev.,
	6.20%, 2/1/17, Ser. B, Escrowed to maturity (b)	2,253,331

		5,511,866

	Nevada—3.1%
2,165	Clark Cnty. Gen. Oblig.,
	5.00%, 11/1/22, AMBAC	2,387,216
2,000	Nevada St. Gen. Oblig.,
	5.00%, 12/1/24, Ser. F, AGM	2,172,840

		4,560,056

	New Jersey—5.3%
2,000	New Jersey St. Gen. Oblig.,
	5.25%, 7/1/17, Ser. H	2,369,220
1,000	New Jersey St. Tpk. Auth. Rev.,
	5.00%, 1/1/36, Ser. H	1,098,050
2,000	New Jersey Trans. Trust Fund Auth. Rev.,
	5.25%, 12/15/22, Ser. A	2,509,580
1,625	New Jersey Trans. Trust Fund Auth. Rev. Trans. Sys. Bonds,
	5.00%, 6/15/42, Ser. A	1,804,546

		7,781,396

	New York—9.0%
$1,000	Albany Industrial Dev. Agy. Rev.,
	5.00%, 4/1/32, Ser. A	$1,001,020
800	Long Island Pwr. Auth. Elec. Sys. Rev.,
	5.00%, 12/1/35, Ser. B	872,704
700	Long Island Pwr. Auth. Elec. Sys. Rev.,
	5.00%, 9/1/42, Ser. A	780,024
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.375%, 6/15/43, Ser. EE	1,180,550
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.50%, 6/15/43, Ser. EE	1,190,110
1,000	New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.,
	5.00%, 6/15/34, Ser. DD	1,173,490
1,590	New York St. Envrnmnt. Fac. Corp. St. Rev. Revolving Funds,
	5.00%, 11/15/42, Ser. E	1,841,538
1,500	New York St. Dorm. Auth. Rev.,
	7.25%, 10/1/28, Ser. C	1,902,750
2,000	New York St. Dorm. Auth. St. Personal Inc. Tax Rev.,
	5.00%, 3/15/30, Ser. F	2,142,780
500	New York St. Thruway Auth. Rev.,
	5.00%, 1/1/37, Ser. I	564,015
500	Triborough Bridge & Tunnel Auth. Subordinate Rev.,
	5.00% 11/15/30, Ser. A	592,335

		13,241,316

	Ohio—5.1%
750	Deerfield Twp. Tax Increment Rev.,
	5.00%, 12/1/25	797,918
1,000	Hamilton Elec. Sys. Rev.,
	4.60%, 10/15/20, Ser. A, AGM	1,104,120
750	Ohio St. Air Quality Dev. Auth. Rev.,
	5.70%, 2/1/14, Ser. A	773,647
500	Ohio St. Gen. Oblig.,
	5.00%, 9/1/30, Ser. A	580,385
1,040	Ohio St. Tpk. Comm. Tpk. Rev.,
	5.00%, 2/15/31, Ser. A	1,181,263
2,445	Ohio St. Wtr. Dev. Auth. Rev.,
	5.50%, 6/1/20, Ser. B, AGM	3,150,089

		7,587,422

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2013

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
	Pennsylvania—7.7%
$2,000	Delaware Cnty. Auth. Rev.,
	5.00%, 6/1/21, Ser. A, Prerefunded 6/1/15 @ $100 (b), RAD	$2,183,240
1,000	East Stroudsburg Area Sch. Dist. Gen. Oblig.,
	7.75%, 9/1/27, Ser. A, FGIC / NRE	1,248,340
1,000	Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev.,
	4.625%, 12/1/18, Ser. F, AMBAC	1,020,110
2,000	Pennsylvania St. Higher Ed. Facs. Auth. Rev.,
	5.00%, 6/15/28, Ser. AL	2,337,220
1,020	Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev.,
	5.00%, 12/1/23, Ser. A-2, AGT	1,200,122
1,000	Pennsylvania St. Tpk. Comm. Turnpike Sub. Rev.,
	5.00% 12/1/43, Ser. A-1	1,087,240
2,000	Philadelphia Wtr. & Wastewater Rev.,
	5.00%, 1/1/41, Ser. A	2,245,920

		11,322,192

	Puerto Rico—0.7%
1,000	Puerto Rico Elec. Pwr. Auth. Rev.,
	5.00%, 7/1/25, Ser. PP, FGIC / NRE	1,002,860

	Rhode Island—2.8%
2,000	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 9/1/37	2,259,800
1,600	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 11/1/41	1,798,976

		4,058,776

	Tennessee—2.0%
1,500	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/20, Ser. A	1,755,495
1,000	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/21, Ser. A	1,169,620

		2,925,115

	Texas—12.4%
1,000	Alliance Airport Auth. Inc. Rev.,
	4.85%, 4/1/21	1,076,440
$1,000	Dallas Area Rapid Transit Rev.,
	5.25%, 12/1/48	$1,145,230
2,000	El Paso Wtr. & Swr. Rev. Ref. and Impvmt. Bonds,
	4.00%, 3/1/33, Ser. A	2,139,720
1,000	Everman Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 2/15/36, PSF	1,135,460
500	Houston Arpt. Sys. Rev.,
	5.00%, 7/1/32, Ser. A	559,620
1,000	Houston Hotel Occupancy Tax & Spl. Rev.,
	5.25%, 9/1/29, Ser. A	1,114,060
1,060	Klein Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 8/1/38, Ser. A, PSF	1,207,096
2,000	Lower Colorado River Auth. Rev.,
	5.00%, 5/15/31, AGM	2,019,940
1,935	McLennan Cnty. Pub. Fac. Corp. Proj. Rev.,
	6.625%, 6/1/35	2,090,884
1,200	North Texas Twy. Auth. Rev.,
	5.75%, 1/1/40, Ser. A, BHAC	1,395,552
1,975	Pharr-San Juan-Alamo Indep. Sch. Dist. Gen. Oblig.,
	5.50%, 2/1/33, PSF	2,263,863
1,000	Spring Branch Indep. Sch. Dist. Gen. Oblig.,
	5.25%, 2/1/38, PSF	1,134,030
1,000	Upper Trinity Reg. Wtr. Dist. Treated Wtr. Supply Sys. Rev. Ref. and Impvmt. Bonds,
	4.00%, 8/1/37, Ser. A, AGM	1,018,090

		18,299,985

	Utah—1.6%
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/32, Ser. A, AGM	1,138,860
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/36, Ser. A, AGM	1,138,860

		2,277,720

	Vermont—1.5%
2,000	Univ. of Vermont & St. Agric. College Gen. Oblig.,
	5.00%, 10/1/38, Ser. A	2,275,020

	Virginia—2.8%
2,000	Virginia College Bldg. Auth. Rev.,
	5.00%, 2/1/23, Ser. E-1	2,544,040

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2013

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$1,500	Virginia St. Hsg. Dev. Auth. Rev.,
	4.55%, 1/1/24	$1,537,035

		4,081,075

	Washington—1.9%
500	Energy Northwest Wind Proj. Rev.,
	4.75%, 7/1/21, NRE	522,460
2,000	King Cnty. Swr. Rev.,
	5.00%, 1/1/52	2,227,320

		2,749,780

	West Virginia—1.0%
1,500	Monongalia Cnty. Bldg. Comm. Hospital Rev.,
	5.00%, 7/1/30, Ser. A	1,527,360

	Wisconsin—3.0%
2,000	Wisconsin St. Gen. Rev.,
	6.00%, 5/1/33, Ser. A	2,426,440
2,000	Wisconsin St. Hlth. & Edl. Facs. Auth. Rev.,
	6.50%, 4/15/33	2,005,060

		4,431,500

	Wyoming—3.1%
4,000	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
	5.75%, 10/1/20	4,558,840

	Total Long-Term Investments (Cost $188,258,463)	$207,877,017

Shares
	SHORT-TERM INVESTMENT—1.2%
1,768	State Street Institutional Tax-Free Money Market Fund (Seven-day effective yield 0.00%) (Cost $1,768,064)	$1,768,064

	TOTAL INVESTMENTS—142.3%
	(Cost $190,026,527)	209,645,081
	Other assets in excess of liabilities—1.8%	2,630,534
	Liquidation value of remarketed preferred stock—(44.1%)	(65,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$147,275,615

(a)	The following abbreviations are used in portfolio descriptions to indicate an obligation of credit support, in whole or in part:

AMBAC—Ambac Assurance Corporation

AGM—Assured Guaranty Municipal Corp.

AGT—Assured Guaranty Corp.

BHAC—Berkshire Hathaway Assurance Corporation

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Authority

NRE—National Public Finance Guarantee Corporation

PSF—Texas Permanent School Fund

RAD—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2013:

	Level 1	Level 2
Money market mutual fund	$1,768,064	—
Municipal bonds	—	$207,877,017

Total	$1,768,064	$207,877,017

There were no Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2013

(Unaudited)

Summary of State Diversification as a Percentage of Net Assets Applicable to Common Shareholders

(Unaudited)

At April 30, 2013

State	%
California	17.7
Florida	12.7
Texas	12.4
Illinois	9.2
New York	9.0
Georgia	8.7
Pennsylvania	7.7
Massachusetts	6.3
New Jersey	5.3
Ohio	5.1
Louisiana	4.1
Nebraska	3.7
Connecticut	3.2
Indiana	3.1
Nevada	3.1
Wyoming	3.1
Arizona	3.1
Wisconsin	3.0
Rhode Island	2.8
Virginia	2.8
Tennessee	1.9
Washington	1.9
Michigan	1.7
District of Columbia	1.6
Utah	1.6
Maryland	1.5
Vermont	1.5
West Virginia	1.0
Colorado	0.8
Maine	0.8
Puerto Rico	0.7
Short-Term Investment	1.2

142.3
Other assets in excess of liabilities	1.8
Liquidation value of remarketed preferred stock	(44.1)

100.0

Summary of Ratings as a Percentage of Long-Term Investments

(Unaudited)

At April 30, 2013

Rating *	%
AAA	8.6
AA	48.9
A	31.7
BBB	6.4
BB	1.0
B	1.4
NR	2.0

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody's”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available.

Portfolio Composition

(as a percentage of total investments)

(Unaudited)

At April 30, 2013

%
Transportation	19.2
Water & Sewer	16.4
Education	14.3
Pre-refunded	10.0
Misc. Revenue	9.5
General Obligation	9.4
Electric & Gas	7.5
Healthcare	7.2
Special Tax	3.8
Tobacco	1.9
Short-Term Investment	0.8

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013

(Unaudited)

ASSETS:

Investments, at value (cost $190,026,527)	$209,645,081

Receivables:

Interest	2,881,156

Other assets	34,214

Total assets	212,560,451

LIABILITIES:

Investment advisory fee (Note 3)	86,931

Administrative fee (Note 3)	16,861

Dividends payable on remarketed preferred stock	492

Accrued expenses	180,552

Total liabilities	284,836

Remarketed preferred stock ($0.01 par value per share; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 7)	$65,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$147,275,615

CAPITAL:

Common stock ($0.01 par value per share; 599,998,700 shares authorized, 8,519,010 issued and outstanding)	$85,190

Additional paid-in capital	120,639,891

Undistributed net investment income	6,993,756

Accumulated net realized loss on investments	(61,776)

Net unrealized appreciation on investments	19,618,554

Net assets applicable to common stock	$147,275,615

NET ASSET VALUE PER SHARE OF COMMON STOCK	$17.29

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2013

(Unaudited)

INVESTMENT INCOME:

Interest	$4,586,574

EXPENSES:

Investment advisory fees (Note 3)	527,779

Administrative fees (Note 3)	102,652

Directors’ fees	52,100

Remarketing agent fees	49,020

Professional fees	57,040

Custodian fees	32,825

Reports to shareholders	19,495

Transfer agent fees	16,290

Registration fees	11,776

Other expenses (Note 10)	128,474

Total expenses	997,451

Net investment income	3,589,123

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	172,613

Net change in unrealized appreciation (depreciation) on investments	(1,004,420)

Net realized and unrealized loss	(831,807)

DISTRIBUTIONS ON REMARKETED PREFERRED STOCK FROM:

Net investment income	(39,832)

Total distributions on remarketed preferred stock	(39,832)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$2,717,484

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2013 (Unaudited)	For the year ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:

Net investment income	$3,589,123	$7,699,657

Net realized gain (loss)	172,613	(381,063)

Net change in unrealized appreciation (depreciation)	(1,004,420)	10,255,544

Distributions on remarketed preferred stock from net investment income	(39,832)	(70,965)

Distributions on remarketed preferred stock from net realized gains	—	(5,850)

Net increase in net assets applicable to common stock resulting from operations	2,717,484	17,497,323

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:

Net investment income	(3,626,250)	(7,206,581)

Net realized gains	—	(410,893)

Decrease in net assets from distributions to common stockholders	(3,626,250)	(7,617,474)

FROM CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of 3,289 and 8,265 shares, respectively	57,770	141,794

Net increase in net assets derived from capital share transactions	57,770	141,794

Total increase (decrease) in net assets	(850,996)	10,021,643

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	148,126,611	138,104,968

End of period (including undistributed net investment income of $6,993,756 and $7,070,247 respectively)	$147,275,615	$148,126,611

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2013 (Unaudited)		For the year ended October 31,
PER SHARE DATA:			2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.39		$16.23	$16.47	$15.75	$13.96	$15.88

Net investment income(1)	0.42		0.90	0.92	0.95	0.98	0.97
Net realized and unrealized gain (loss)	(0.10)		1.16	(0.25)	0.55	1.49	(2.05)
Distributions on remarketed preferred stock from net investment income	—	(2)	(0.01)	(0.01)	(0.02)	(0.04)	(0.24)

Distributions on remarketed preferred stock from net realized gains	—		— (2)	— (2)	—	—	—

Net increase (decrease) from investment operations	0.32		2.05	0.66	1.48	2.43	(1.32)

Distributions on common stock from:
Net investment income	(0.42)		(0.84)	(0.80)	(0.76)	(0.64)	(0.60)
Net realized gains	—		(0.05)	(0.10)	—	—	—

Total distributions on common stock	(0.42)		(0.89)	(0.90)	(0.76)	(0.64)	(0.60)

Net asset value, end of period	$17.29		$17.39	$16.23	$16.47	$15.75	$13.96

Per share market value, end of period	$16.75		$17.99	$15.54	$16.06	$14.10	$11.25

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(3)
Operating expenses	1.36	%(5)	1.21%	1.23%	1.25%	1.32%	1.35%
Net investment income	4.90	%(5)	5.35%	5.90%	5.91%	6.52%	6.28%
SUPPLEMENTAL DATA:
Total return on market value(4)	(4.20)%		22.08%	2.73%	18.57%	31.62%	(15.78)%
Total return on net asset value(4)	1.46%		12.95%	4.36%	9.64%	17.70%	(8.59)%
Portfolio turnover rate	8%		11%	6%	12%	26%	5%
Net assets applicable to common stock, end of period (000’s omitted)	$147,276		$148,127	$138,105	$140,100	$133,956	$118,757
Asset coverage per share of preferred stock, end of period	$163,289		$163,944	$156,235	$157,769	$153,043	$141,352
Preferred stock outstanding (000’s omitted)	$65,000		$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)	Amount per share is less than $0.01.
(3)

Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of distributions on remarketed preferred stock.

(4)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the periods shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2013

(Unaudited)

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Securities Valuation: The Fund values its fixed income securities by using valuation data provided by an independent pricing service, market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are generally classified as Level 2 or 3 based on the valuation inputs.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation and are classified as Level 1. Short-term investments having a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value and are classified as Level 2.

B. Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income tax or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2012 are subject to such review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s preferred stock are accrued and paid on a weekly basis and are determined as described in Note 7.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2013

(Unaudited)

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable monthly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2013 were $52,100.

D. Affiliated Shareholders: At April 30, 2013, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 26,219 shares of the Fund which represents 0.31% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2013 aggregated $18,652,587 and $17,192,405, respectively.

Note 5. Distributions and Tax Information

At October 31, 2012, the Fund’s most recent fiscal tax year-end, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$190,726,624	$20,748,425	($7,516)	$20,740,909

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

2012
Distributions paid from:
Tax-exempt income	$7,175,575
Ordinary income	101,971
Long-term capital gains	416,743

Total distributions	$7,694,289

The tax character of the distributions paid in 2013 will be determined at the Fund’s fiscal year end, October 31, 2013.

At October 31, 2012, the Fund had a long-term capital loss carryover of $239,878 not subject to expiration.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2013

(Unaudited)

Note 6. Reclassification of Capital Accounts

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the six months ended April 30, 2013, there were no reclassifications between components of net assets caused by permanent differences.

Note 7. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Since February 2008, the short-term auction and remarketed preferred stock market has been ineffective at matching buyers with sellers. This has impacted the Fund’s RP shares. The RP shares’ dividend rate was reset to the maximum applicable rate. These maximum dividend rates ranged from 0.06% to 0.25% during the six months ended April 30, 2013. A failed remarketing is not an event of default for the Fund, but it is a liquidity event for the holders of its RP shares. Recent auction and RP market liquidity problems have triggered numerous failed auctions and remarketings for many closed-end funds. A failed remarketing occurs when there are more sellers of RP shares than buyers. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP shares may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP shares may not have the amount of liquidity they desire or the ability to sell the RP shares at par.

Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and generally vote together with holders of common stock as a single class. However, holders of RP are also entitled, voting as a separate class, to elect two of the Fund’s directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2013

(Unaudited)

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which were effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and will add the required disclosures when adopted.

Note 10. Subsequent Events

Subsequent to April 30, 2013, dividends paid on preferred stock totaled $7,410 through June 14, 2013. On May 9, 2013, the Fund announced a dividend of $0.07 per share of common stock payable on June 28, 2013, July 31, 2013 and August 30, 2013 to common shareholders of record on June 17, 2012, July 15, 2013 and August 15, 2013, respectively. Also on May 9, 2013, the Board passed a resolution to authorize the Fund to issue and sell, or cause to be issued and sold, preferred shares, par value $0.01 per share, of the Fund, to be called Variable Rate MuniFund Term Preferred (“VMTP”) shares, in one or more series, in an amount resulting in proceeds not to exceed $65,000,000, and to use such proceeds to redeem 100% of the Fund’s outstanding shares of RP. Through April 30, 2013, the Fund had accrued $110,000 for expenses related to the issuance of the VMTP shares. These accrued expenses are reflected in the Statement of Operations under the caption “Other expenses”. Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that, other than those described above, there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dtffund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement for a one-year term ending April 30, 2014.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s remarketed preferred stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below.

The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Barclays Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Committee noted that the Fund’s net asset value performance had outperformed the Barclays Index for the most recent 1-, 3- and 5-year periods and was generally comparable to the Lipper average for the most recent 5-year period. The Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising the benchmarks include certain higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper Inc. (“Lipper”), an independent provider of investment company data, to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Lipper (the “Lipper expense group”). The Contracts Committee reviewed, among other things, information provided by Lipper comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was at the median of its Lipper expense group; and (ii) the actual management fee rate was higher than the median of its Lipper expense group on the basis of total assets, but lower than the median of its Lipper expense group on the basis of assets attributable to common stock. The Contracts Committee also considered that the Fund’s actual total expenses were lower than the median for its Lipper expense group on a total asset basis and on the basis of assets attributable to common stock.

The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate ranks slightly above the median. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its noninvestment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending April 30, 2014. On February 19, 2013, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending April 30, 2014.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting policies and procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dtffund.com or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dtffund.com.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 9, 2013. The following is a description of the matter voted upon at the meeting and the number of votes cast on the matter:

	Shares Voted For	Shares Withheld
To elect four directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Robert J. Genetski (2016)	7,641,915	235,694
Philip R. McLoughlin (2016)	7,566,798	310,811
Nathan I. Partain (2016)	7,565,065	312,544
Nancy Lampton (2015)*	32	0

*	Elected by the holders of the Fund’s preferred stock voting as a separate class. Insufficient shares of the Fund’s preferred stock were represented at the meeting to elect Nancy Lampton. However, under the Fund’s charter and bylaws, and under the laws of Maryland, the state in which the Fund is incorporated, Ms. Lampton will continue to serve until a successor is elected and qualified.

Directors whose term of office continued beyond this meeting are as follows: Stewart E. Conner, Geraldine M. McNamara, Eileen A. Moran, Christian H. Poindexter, Carl F. Pollard and David J. Vitale.

ITEM 2.	CODE OF ETHICS.

Not required as this is not an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required as this is not an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required as this is not an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required as this is not an annual filing.

ITEM 6.	INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 3, 2013) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)

Date: July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date: July 1, 2013

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)

Date: July 1, 2013